           As filed with the Securities and Exchange Commission on April 1, 1999

                                                   Registration No.  33-44964
                                     Investment Company Act File No. 811-6526

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                      -------------------------------------

                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / X /

           Pre-Effective Amendment No.                                /   /
          Post-Effective Amendment No. 45                            / X /

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      / X /

                              AMENDMENT NO. 47                       / X /

                        (Check appropriate box or boxes)

                               THE COVENTRY GROUP
               (Exact Name of Registrant as Specified in Charter)

                     3435 Stelzer Road, Columbus, Ohio 43219
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number: (614) 470-8000

                      -------------------------------------

                             Jeffrey L. Steele, Esq.
                             Dechert Price & Rhoads
                               1775 Eye Street, NW
                              Washington, DC 20006


                      -------------------------------------
                    (Name and Address of Agent for Services)

                                   Copies to:

                                 Walter B. Grimm
                               BISYS Fund Services
                                3435 Stelzer Road
                              Columbus, Ohio 43219

It is proposed that this filing will become effective (check appropriate box)


[X]    Immediately upon filing pursuant to     [ ]  on _______, 1998 pursuant
       paragraph (b), or                            to paragraph (b), or
[ ]    60 days after filing pursuant to        [ ]  on the 75th day after filing
       paragraph (a), or                            pursuant to paragraph (a) of Rule 485

                              CROSS REFERENCE SHEET

     The enclosed materials relate only to the Willamette Small Cap Growth Fund, a separate investment series of the Coventry Group ("Group"). Information relating to the Group's other investment series, consisting of Brenton U.S. Government Money Market Fund; Brenton Intermediate U.S. Government Securities Fund; Brenton Value Equity Fund; The Shelby Fund; and Willamette Value Fund is contained in previously filed Post-Effective Amendments.

Form N-1A Part A Item                                    Prospectus Caption

PART A: INFORMATION REQUIRED IN A PROSPECTUS
1.       Cover Page                                Cover Page
2.       Synopsis                                  Fee Table
3.       Condensed Financial Information           Financial Highlights
4.       General Description of Registrant         Investment Objective
                                                   and Policies; Investment Restrictions;
                                                   General Information - Description of the
                                                   Group and Its Shares
5.       Management of the Fund                    Management of the Group
5A.      Management's Discussion of Fund           Provided in Registrant's
         Performance                               Annual Report to Shareholders
6.       Capital Stock and Other Securities        How to Purchase and Redeem
                                                   Shares; Dividends and Taxes;
                                                   General Information -
                                                   Description of the Group and
                                                   Its Shares; General
                                                   Information - Miscellaneous
7.       Purchase of Securities Being Offered      Valuation of Shares; How to
                                                   Purchase and Redeem Shares
8.       Redemption or Repurchase                  How to Purchase and Redeem
                                                   Shares
9.       Pending Legal Proceedings                 Inapplicable

Form N-1A Part B Item                              Statement of Additional Information
10.      Cover Page                                Cover Page
11.      Table of Contents                         Table of Contents
12.      General Information and History           The Coventry Group;
                                                   Additional Information
13.      Investment Objectives and Policies        Investment Objectives and
                                                   Policies
14.      Management of the Fund                    Management of the Group -
                                                   Trustees and Officers
15.      Control Persons and Principal             Additional Information -
         Holders of Securities                     Description of Shares

16.      Investment Advisory and Other             Management of the Group
         Services
17.      Brokerage Allocation                      Management of the Group -
                                                   Portfolio Transactions
18.      Capital Stock and Other Securities        Additional Information -
                                                   Description of Shares
19.      Purchase, Redemption and Pricing of       Additional Purchase and
         Securities Being Offered                  Redemption Information
20.      Tax Status                                Additional Information -
                                                   Additional Tax Information
21.      Underwriters                              Management of the Group -
                                                   Distributor
22.      Calculation of Performance Data           Additional Information
23.      Financial Statements                      Financial Statements

                        WILLAMETTE SMALL CAP GROWTH FUND


                        (A SERIES OF THE COVENTRY GROUP)



                                                    For current yield, purchase,


                                                     and redemption information,


                                                            call (800) 713-4276.



  WILLAMETTE SMALL CAP GROWTH FUND ("Fund"), is a series of the Coventry Group ("Group"). The Fund is advised by Willamette Asset Managers, Inc. ("Adviser"), of Portland, Oregon and The Bank of New York serves as Sub-Adviser. The Group is an open-end management investment company which issues its shares in separate series. Each series relates to a separate portfolio of assets.



  The Fund seeks to provide long-term capital appreciation. It pursues this objective by investing primarily in securities of small domestic and foreign issuers -- currently, those with market capitalization of $1.5 billion or less at the time of purchase. There can be no assurance that the Fund will achieve its objective.



  BISYS Fund Services Limited Partnership, Columbus, Ohio ("Distributor") acts as the Fund's administrator and distributor. BISYS Fund Services Inc., Columbus, Ohio, acts as the Fund's transfer agent ("Transfer Agent"). BISYS Fund Services Ohio, Inc. performs certain accounting services for the Fund.



  Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("Commission") and is available upon request without charge by writing to the Fund at its address or by calling the Fund at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.



  This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.


                            ------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


                 THE DATE OF THIS PROSPECTUS IS APRIL 1, 1999.

                               PROSPECTUS SUMMARY


The Fund...............................       The Fund is a diversified investment portfolio
                                              of The Coventry Group, an open-end management
                                              investment company organized as a Massachusetts
                                              business trust.

Shares Offered.........................       The Fund offers one class of shares of
                                              beneficial interest ("Shares").

Offering Price.........................       The public offering price of Fund Shares is
                                              equal to the net asset value per Share of the
                                              Fund plus a maximum front-end sales charge of
                                              4.50%.

Minimum Purchase.......................       $1,000 minimum for the initial investment in the
                                              Fund ($250 for IRA and other retirement plan
                                              investments) with a $100 minimum for subsequent
                                              investments. (See "HOW TO PURCHASE AND REDEEM
                                              SHARES -- Purchases of Shares and Auto Invest
                                              Plan" for a discussion of lower minimum purchase
                                              amounts).

Investment Objective and Policies......       The Fund's investment objective is to provide
                                              long-term capital appreciation. It pursues this
                                              objective by investing, under normal market
                                              conditions, primarily in equity securities of
                                              small domestic and foreign issuers -- currently,
                                              those with market capitalization of $1.5 billion
                                              or less. There can be no assurance that the Fund
                                              will achieve its objective.

Investment Adviser and Sub-Adviser.....
                                              Willamette Asset Managers, Inc., a registered
                                              investment adviser, acts as the Fund's
                                              investment adviser. The Adviser is an affiliate
                                              of Phillips & Company Securities, Inc. and
                                              Willamette Securities, Inc., each a registered
                                              broker-dealer. Bank of New York, a large
                                              commercial bank, acts as Sub-Adviser.

Dividends..............................       The Fund intends to declare dividends with
                                              respect to its Shares from net investment income
                                              and pay such dividends annually.

Distributor............................       BISYS Fund Services Limited Partnership,
                                              Columbus, Ohio.

                                   FEE TABLE



  The following table is designed to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.



SHAREHOLDER TRANSACTION EXPENSES (1)
     Maximum Sales Load Imposed on Purchases (as a
       percentage of offering price).....................        4.50%
     Maximum Sales Load Imposed on Reinvested Dividends
       (as a percentage of offering price)...............        None
     Maximum Deferred Sales Load (as a percentage of
       original purchase price or redemption proceeds, as
       applicable).......................................        None
     Redemption Fees (as a percentage of amount redeemed,
       if applicable)....................................        None
     Exchange Fee........................................        None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
     Management Fees (after waiver) (2)..................        1.00%
     12b-1 Fees(3).......................................        0.50%
     Other Expenses (estimated)(4).......................        1.48%
     Total Fund Operating Expenses (estimated)(4)........        2.98%


---------------------


(1) A Participating Organization (as defined in this Prospectus) may charge a customer's account fees for automatic investment and other investment management services provided in connection with investment in the Fund. (See "HOW TO PURCHASE AND REDEEM INVESTOR SHARES -- Purchases of Shares.")



(2) The Adviser is entitled to annual fees of 1.20% of Fund average daily net assets but will voluntarily waive amounts over 1.00% of such assets.



(3) The Group has adopted a Service and Distribution Plan ("Plan") pursuant to which the Fund is authorized to pay or reimburse the Distributor a periodic amount calculated at an annual rate not to exceed 0.50% of its average daily net assets. As a result of expenses payable in connection with the Plan, it is possible that long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.



(4) Amounts shown are based on estimated amounts for the current fiscal year. Absent the reduction of investment advisory fees, "Total Fund Operating Expenses" as a percentage of average daily net assets would be 3.18%.



EXAMPLE



 You would pay the following expenses on a $1,000, investment, assuming the Fund Operating Expenses are at the level above and also assuming, (1) 5% annual return (2) reinvestment of all dividends and distributions, and (3) redemption at the end of each time period. The expense computation does not represent past or future expenses, actual expenses may be greater or less than shown.



1 Year......................................................  $ 74
3 Years.....................................................  $133

          INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS OF THE FUND

  The Fund seeks to provide long-term capital appreciation. The Fund, under normal market conditions, will invest primarily (at least 65% of the value of its total assets) in equity securities of small domestic and foreign issuers. The Fund currently considers "small" issuers to be those with market capitalization of $1.5 billion or less at the time of purchase by the Fund. The Sub-Adviser will select investments it believes have potential for rapid growth in earnings or revenues due to circumstances such as expanded operations, new products, new technologies, new channels of distribution, revitalized management or general industry conditions. Current income will not be a factor in selecting investments for the Fund. There can be no assurance the Fund will achieve its objective. Investors should understand that the value of the Fund's portfolio securities, and of the Fund's shares, will fluctuate.


  The Fund is also authorized to invest in U.S. and foreign government obligations and money market instruments, and may invest without limit in these securities for temporary defensive purposes under unusual market conditions. While such investments can protect the Fund against loss, they can also prevent the Fund from enjoying the benefits of a market recovery.


  There is no assurance that the Fund will be successful in achieving its investment objective. The Fund's investment objective is a fundamental policy and, as such, may not be changed without a vote of the holders of a majority of the Fund's outstanding Shares (see "Investment Restrictions"). The other policies of the Fund may be changed without a vote of the holders of a majority of Shares unless (1) the policy is expressly deemed to be a fundamental policy of the Fund or (2) the policy is expressly deemed to be changeable only by such majority vote.

DESCRIPTION OF PRINCIPAL INVESTMENTS


  EQUITY SECURITIES. The Fund may invest in common stocks, which includes the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.



  CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.



  The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company's capitalization, convertible securities that are rated by nationally recognized securities rating organizations are generally rated below other securities of the company and many convertible securities are not rated. The Fund does not have any rating criteria applicable to its investments in any securities, convertible or otherwise.



  FOREIGN INVESTMENTS. The Fund may invest in the securities of foreign issuers. The Fund may invest up to 15% of its foreign investments in securities that are not listed on a securities exchange or, in the case of debt securities, that are not United States dollar-denominated. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and Global Depositary

Receipts ("GDRs"). Generally, ADRs and GDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or global, in the case of GDRs, securities markets. The Fund expects to invest only in ADRs and GDRs which are initiated and maintained by the issuers of the underlying securities (so-called "sponsored" ADRs and GDRs).

  Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in United States dollars may be affected by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies to close out or offset existing foreign securities positions or to hedge the underlying currency exposure related to foreign investments, but the Fund will not enter into such commitments for speculative purposes. In addition, to the extent that the Fund invests in foreign commercial paper, the paper must not be subject to foreign withholding tax at the time of purchase.

  For a description of additional risks associated with investing in foreign securities, see "Additional Investment Information and Risk Considerations -- Foreign Investment Risk."

           ADDITIONAL INVESTMENT INFORMATION AND RISK CONSIDERATIONS

  Following is information regarding other types of securities transactions in which the Fund may engage, as well as information on particular risks associated with the Fund's investments.

UNITED STATES GOVERNMENT OBLIGATIONS

  The Fund may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the "full faith and credit" of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

FOREIGN GOVERNMENT OBLIGATIONS

  The Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See "Foreign Investment Risk."

BANK OBLIGATIONS

  The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size ("Euros") and
(iii) United States branches of foreign banks of equivalent size ("Yankees"). The Fund will not invest in obligations for which the Sub-Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

COMMERCIAL PAPER

  The Fund may invest in commercial paper, including Master Notes. Master Notes are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master Notes are governed by agreements between the issuer and the Sub-Adviser acting as agent, for no additional fee, in its capacity as sub-adviser to the Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Sub-Adviser or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts.

  The Sub-Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment.


  Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Sub-Adviser. Since Master Notes typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Sub-Adviser to have a credit quality that satisfies the Fund's quality restrictions. See "Quality Requirements". Although there is no secondary market for Master Notes, such obligations are considered by the Fund to be liquid because they are payable immediately upon demand. The Fund does not have any specific percentage limitation on investments in Master Notes.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Fund until settlement. The Fund will maintain with its custodian a separate account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid high-grade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by these commitments.

REPURCHASE AGREEMENTS


  The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives, as collateral, securities with a market value at least equal to purchase price plus accrued interest and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. Investments in certain repurchase agreements and certain other investments that may be considered illiquid are limited as set forth under "Investment Restrictions".


LOANS OF PORTFOLIO SECURITIES

  Subject to applicable investment restrictions, the Fund is permitted to lend its securities. These loans must be secured continuously by cash or liquid securities in an account segregated by the custodian or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income.

REVERSE REPURCHASE AGREEMENTS

  The Fund is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Fund will establish and maintain with its custodian a separate account with a segregated portfolio of liquid assets consisting of cash or liquid securities in an amount at least equal to its purchase obligations under its repurchase agreements.

  Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities.

INVESTMENT COMPANY SECURITIES


  The Fund may invest in the securities of other investment companies to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, and (iv) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with other investment companies that have the same investment adviser. Under certain conditions, other sets of restrictions may be applicable. As a Shareholder of another investment company, the Fund would bear, along with other Shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.


PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES


  The Fund may acquire, in privately negotiated transactions, restricted securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933, as amended ("Securities Act"). The price the Fund pays for these securities, or receives upon resale, may be lower than the price the Fund would pay or receive for similar securities with a more liquid market. Accordingly, the valuation of these securities by the Fund will reflect any limitations on their liquidity. The Fund may also purchase certain unregistered securities sold to institutional investors under Rule 144A of the Securities Act ("Rule 144A Securities"). Rule 144A Securities that have a readily available market may be deemed to be liquid for purposes of the Fund's 15% limitation on investments in illiquid securities. The Sub-Adviser will monitor the liquidity of such restricted securities under the supervision of, and pursuant to guidelines established by, the Trustees. Under these guidelines, account is given to factors such as trading activity, availability of reliable price information and other relevant information. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Fund's illiquid investments (any investment that cannot be disposed of within seven (7) business days in the normal course of business at approximately the amount at which it was valued by a Fund) is limited to 15% of the Fund's net assets.


HEDGING


  Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Fund is permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased or (b) to close out or offset existing positions.

  Hedging activity in the Fund may include selling futures contracts on stock indexes, options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may also hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. All hedging transactions must be appropriate for reduction of risk; they cannot be for speculation.

  Under regulations of the Commodity Exchange Act of 1936, as amended ("Commodity Exchange Act"), an investment company registered under the 1940 Act is exempt from the definition of "commodity pool operator", and, therefore, is not subject to regulation under the Commodity Exchange Act, provided that the entity agrees to restrict its investments in commodity futures and commodity options contracts to: (i) bona fide hedging transactions within the meaning of the Commodity Futures Trading Commission's regulations, without any limitation on quantity, and (ii) other futures and options transactions in which the aggregate initial margin and premiums do not exceed 5% of the liquidation value of the entity's portfolio after taking into account unrealized profits and unrealized losses on any such contracts. The Fund will use commodity futures and commodity options contracts only in a manner consistent with these requirements.

STOCK INDEX FUTURES


  The Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. When the contract is executed, each party deposits with a broker or in a segregated custodial account a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account. In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in a stock index futures margin account; if exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the expiration date is delivered.

  The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the investment adviser anticipates an advance, the Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against the Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. The Fund will not sell stock index futures unless the amount resulting from the multiplication of the then current level of the indexes upon which the Fund's futures contracts are based by the number of futures contracts which would be outstanding does not exceed one-third of the value of its net assets. Also, the Fund may not purchase or sell stock index futures or purchase options on futures if, immediately thereafter, the sum of the amount of margin deposits on its existing futures positions and premiums paid for such options would exceed 5% of the market value of its total assets. When the Fund purchases stock index futures contracts, it will deposit an amount of liquid assets consisting of cash, U.S. Government securities, or other liquid securities equal to the market value of the futures contracts in a segregated account with its custodian.

  The Fund's successful use of stock index futures contracts depends upon the Sub-Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of the Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to the Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security. The Fund's ability to engage in hedging activities may be limited by certain federal income tax considerations. See "Additional Information -- Additional Tax Information" in the Statement of Additional Information.

OPTIONS ON SECURITIES


  The Fund may purchase put options only on equity securities held in its portfolio and write call options and put options on stocks only if they are covered, as described below, and such call options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an "over-the-counter" transaction). The Fund does not presently intend to purchase put options and write call options on stocks that are not traded on national securities exchanges or listed on the Nasdaq National Market(R). Put options purchased and call options written by the Fund are considered to be illiquid securities as they may be difficult to convert into cash during volatile market conditions.

  The Fund may, from time to time, write call options on its portfolio securities. The Fund may only write call options that are "covered", meaning that it either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to the Fund by the purchaser of the option is the "premium". The Fund's obligation to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a "closing purchase transaction" through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise.

  In order to write a call option, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options on individual stocks except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing transaction may be greater than the premium received by the Fund for writing the option.

  The Fund may also purchase put options so long as they are listed on an exchange. If the Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

  Purchasing put options may be used as a portfolio investment strategy when the Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock that the Sub-Adviser feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

  The Fund may write put options on a fully covered basis on a stock the Fund intends to purchase. If the Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to the Fund by the purchaser of the option is the "premium". The Fund's obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a "closing purchase transaction" through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, the Fund will segregate or put into escrow with its custodian, or pledge to a broker as collateral any combination of "qualified securities" (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier.

  The Fund may purchase a call option in a stock it intends to purchase at some point in the future. The purchase of a call option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If the Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by the Fund to the seller of the call option is known as the "premium". If during the period of the option the market price of the underlying security remains at or below the exercise price, the Fund will be able to purchase the security at the lower market price. The profit or loss the Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option.

STOCK INDEX OPTIONS


  Except as described below, the Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, any combination of "qualified securities" (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.


  If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, one or more "qualified securities", all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

  If at the close of business on any business day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, Treasury bills or other liquid securities equal in value to the difference. In addition, when the Fund writes a call on an index that is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral cash, U.S. Government or other liquid securities equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities in a segregated account with its custodian, it will not be subject to the requirements described in this paragraph.


RISKS OF TRANSACTIONS IN STOCK OPTIONS


  Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although the Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers or purchases the underlying security upon exercise.

RISKS OF OPTIONS ON INDEXES

  The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options". In addition, the distinctive characteristic of options on indexes creates certain risks that are not present with stock options.

  Since the value of an index option depends upon the movements in the level of the index, rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indexes would be subject to the Sub-Adviser's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires skills and techniques different than predicting changes in the price of individual stocks.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index, for example, the S&P 100 or S&P 500 index option.

  Trading in index options commenced in April 1993 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional index option contracts have been introduced, including options on industry indexes. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell index option contracts unless and until, in the Sub-Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

  For further information about the Fund's hedging activities, see "Investment Objectives and Policies", "Futures Contracts" and "Call Options" in the Statement of Additional Information.

FOREIGN INVESTMENT RISK


  The Fund may invest in certain foreign securities. Investment in obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and issuers than in the United States. Foreign securities markets have substantially less volume than domestic securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions, such as exchange controls. Since investments in foreign securities involve foreign currencies, the value of their assets measured in United States dollars may be affected by changes in currency rates and in exchange control regulations, including currency blockage.


HIGH YIELD/ HIGH RISK BONDS (COMMONLY KNOWN AS "JUNK BONDS")


  Since the Fund has no pre-established minimum quality standards, a portion of the securities, particularly high-yield/high-risk securities, may be subject to additional risk. Corporate debt securities that are below investment grade (securities rated Ba or lower by Moody's Investor Services or BB or lower by Standard & Poor's Corporation) and unrated securities, which the Fund may purchase and hold, are subject to higher risk of non-payment of principal or interest, or both, than higher grade debt securities. This greater degree of risk generally offers higher potential yields.


                            INVESTMENT RESTRICTIONS

  The following investment restrictions are fundamental policies of the Fund and may not be changed without approval by vote of a majority of the outstanding shares of the Fund. For this purpose such a majority vote means the lesser of
(1) 67% or more of the voting securities present at an annual or special meeting of Shareholders, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

  The Fund has elected to be qualified as a diversified series of the Group.

  The Fund may not:

  borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

  issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

  concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

  engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

  purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

  purchase physical commodities or contracts relating to physical commodities;

  make loans to other persons, except: (i) loans of portfolio securities, and
(ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

                              VALUATION OF SHARES

  The net asset value of the Fund is determined, and its Shares are priced, as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Time"). As used herein, a "Business Day" constitutes any day on which the NYSE is open for trading, and any other day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions of the Fund is calculated by dividing the value of all securities and other assets of the Fund less the liabilities charged to the Fund by the number of its outstanding Shares.

  The securities in the Fund's portfolio will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                             PRICING OF FUND SHARES

  Orders for the purchase of Shares of the Fund will be executed at the net asset value per Share of the Fund next determined after an order has been received, plus any applicable sales charge ("public offering price"). The sales charge on purchases of Shares of the Fund, unless reduced or waived (see below), is as follows:


                SALES CHARGE
                  TO DEALER                                                      AMOUNT OF
      PERCENTAGE OF AMOUNT INVESTMENT:                            NET AMOUNT     REALLOWED
               OFFERING PRICE*                 PUBLIC OFFERING     INVESTED     AS A PUBLIC
      --------------------------------         ---------------    ----------    -----------
Less than $100,000...........................       4.50%            4.71%         4.00%
$100,000 but less than $250,000..............       3.75%            3.90%         3.35%
$250,000 but less than $500,000..............       2.50%            2.56%         2.20%
$500,000 but less than $750,000..............       2.00%            2.04%         1.75%
$750,000 but less than $1,000,000............       1.00%            1.01%         0.90%
$1,000,000 or more**.........................       0.00%            0.00%         0.00%


---------------


 *The Distributor may reallow up to 100% of the sales charge to Phillips &
  Company Securities, Inc., and Willamette, Securities, Inc., affiliates of the Adviser. The staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of Shares of the Fund.


** In the case of investments of $1 million or more, a 0.25% redemption fee will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).


  The sales charge will not apply to purchases of Shares by: (a) trust, investment management and other fiduciary accounts managed by the Adviser or the Sub-Adviser pursuant to a written agreement; (b) any person purchasing Shares with the proceeds of a distribution from a trust, investment management or other fiduciary account managed by the Adviser or the Sub-Adviser pursuant to a written agreement; (c) BISYS or any of its affiliates; (d) Trustees or officers of the Fund; (e) directors or officers of BISYS, the Adviser, the Sub-Adviser or affiliates or bona fide full-time employees of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement accounts or plans) for which there is a written service agreement between the Group and the plan sponsor, so long as such Shares are purchased through the Fund; or (g) any person purchasing shares within an approved asset allocation program sponsored by a financial services organization. The sales charge also does not apply to shares sold to representatives of selling brokers and members of their immediate families that have signed a selling group agreement with the Fund. In addition, the sales charge does not apply to sales to bank trust departments, acting on behalf of one or more clients, of Shares having an aggregate value equal to or exceeding $200,000. Finally, up to 50% of applicable sales charges may be waived for customers of Phillips & Co. Securities, Inc. and Willamette Securities, Inc., broker-dealer affiliates of the Adviser.

                    QUANTITY DISCOUNTS IN THE SALES CHARGES


RIGHT OF ACCUMULATION


  The Fund permits sales charges on its Shares to be reduced through rights of accumulation. The schedule of reduced sales charges will be applicable once the accumulated value of the account, including shares of both the Fund and Willamette Value Fund ("Value Fund"), another registered investment company advised by the Adviser (collectively, "Funds"), has reached $100,000. For this purpose, the dollar amount of the qualifying concurrent or subsequent purchase is added to the net asset value of any other Shares of the Funds owned at the time by the investor. The sales charge imposed on the Shares being purchased will then be at the rate applicable to the aggregate of shares purchased. For example, if the investor held Shares valued at $100,000 and purchased an additional $20,000 of Shares (totalling an investment of $120,000), the sales charge for the $20,000 purchase would be at the next lower sales charge on the schedule (i.e., the sales charge for purchases over $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts to which they may be entitled unless, at the time of placing their purchase order, the investors, their dealers, or a firm acting pursuant to the Funds' Distribution and Shareholder Services Plan (see "Management of the Group" below) ("Participating Organization") make a written request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales charge paid previously on purchases of Shares. If the investor knows that he will be making additional purchases of Shares in the future, he may wish to consider executing a Letter of Intent.


LETTER OF INTENT


  The schedule of reduced sales charges is also available to investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of a specified amount of Shares of the Fund. Shares of the Fund previously purchased during a 90-day period prior to the date of receipt by the Fund of the Letter of Intent, which are still owned by the Shareholder may also be included in determining the applicable reduction, provided the shareholder, dealer, or Participating Organization notifies the Fund of such prior purchases.

  A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. A number of Shares totalling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Fund in the name of the Shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

  The Letter of Intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. The Fund is authorized by the Shareholder to liquidate a sufficient number of escrowed Shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth under "Right of Accumulation", but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Fund, increase the amount of the stated goal. In that event, Shares purchased during the previous 90-day period and still owned by the investor will be applicable to the new stated goal. Investors electing to purchase Fund Shares pursuant to a Letter of Intent should carefully read the application for Letter of Intent which is available from the Fund.

                         MINIMUM PURCHASE REQUIREMENTS


  The minimum initial investment in the Fund is $1,000, except that the minimum investment required for an IRA or other qualified retirement plan is $250. Any subsequent investments in the Fund must be at least $100, except for an IRA or qualified retirement plan investment. All initial investments should be accompanied by a completed Account Application, unless otherwise agreed upon when purchases are made through an authorized securities dealer or financial institution. An Account Application accompanies this Prospectus. However, a separate application is required for IRA and other qualified retirement plan investments. The Fund reserves the right to reject purchase orders.


                       HOW TO PURCHASE AND REDEEM SHARES


DISTRIBUTOR



  Shares of the Fund are sold on a continuous basis by the Fund's Distributor, BISYS Fund Services Limited Partnership. The principal office of the distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Fund at (877) 945-3863.



PURCHASES OF SHARES


  Shares of the Fund are continuously offered and may be purchased directly either by mail, by telephone or by electronic transfer. Shares may also be purchased through a broker-dealer who has established a dealer agreement with the Distributor.

  Purchasers of Fund Shares will pay the sum of the next calculated net asset value per Share after the Distributor's receipt of an order to purchase Shares in good form plus any applicable sales charge ("public offering price") (see "HOW TO PURCHASE AND REDEEM SHARES" below).

  In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be based on the Fund's net asset value as so determined, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Fund by the Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's rights to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.


PURCHASES BY MAIL


  To purchase Fund Shares, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to Willamette Small Cap Growth Fund to:

                        Willamette Small Cap Growth Fund
                                P.O. Box 182301
                            Columbus, OH 43218-2301

  An Account Application form can be obtained by calling the number on front of the prospectus. Subsequent purchases of Shares of the Fund may be made at any time by mailing a check payable to the Fund, to the above address.

PURCHASES BY TELEPHONE


  Fund Shares may be purchased by calling the number on the front of the prospectus if your Account Application has been previously received by the Distributor. Payment for Shares ordered by telephone is made by electronic transfer to the Fund's custodian. Prior to wiring funds and in order to ensure that wire orders are invested promptly, investors must call the Fund at the number above to obtain instructions regarding the bank account number to which the funds should be wired and other pertinent information.


OTHER INFORMATION REGARDING PURCHASES


  Investors who purchase Fund Shares through fiduciary or other accounts may incur a charge imposed by the entity managing that account. Information concerning these services and any charges will be provided by such entity. This Prospectus should be read in conjunction with any such information.

  The Fund reserves the right to reject any order for the purchase of Shares in whole or in part including purchases made with foreign and third party checks.

  Every Shareholder of record will receive a confirmation of each transaction in his or her account, which will also show the total number of Shares of each Fund owned by the Shareholder. Sending confirmations for purchases and redemptions of Shares held in an account managed by another entity on behalf of its Customer will be the responsibility of that entity. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares of the Fund will not be issued.


INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")



  An investor may establish an individual retirement account ("IRA") to invest in the Fund. An IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. IRA contributions may be tax deductible and earnings are tax-deferred. Under applicable federal tax law, the tax deductibility of IRA contributions may be restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.


  All IRA distribution requests must be made in writing to the Distributor. Any additional deposits to an IRA must distinguish the type and year of the contribution.

  Individuals may make contributions to Roth IRAs which are non-deductible but distributions from which may, under certain conditions, be tax free. Non-deductible contributions of up to $500 per year per beneficiary may be made to an Education IRA. To the extent distributions from an Education IRA do not exceed a beneficiary's "qualified higher education expenses", they are not taxable. Both Roth IRAs and Education IRAs are subject to certain income limits.

  For more information on IRA accounts call the number on the front of the prospectus. Shareholders are advised to consult a tax adviser on IRA contribution and withdrawal requirements and restrictions.


AUTO INVEST PLAN


  The Auto Invest Plan enables Fund Shareholders to make regular monthly or quarterly purchases of Shares through automatic deductions from their bank accounts (the bank must be with a domestic member of the Automatic Clearing House). With Shareholder authorization, the Transfer Agent will deduct the amount specified from the Shareholder's bank account which will automatically be invested in Shares of the Fund at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments in the Fund is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the account application which can be acquired by calling the number on the front of the prospectus. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Distributor.


EXCHANGE PRIVILEGE



  The Funds offer an exchange program whereby Shareholders are entitled to exchange their Shares for Shares of the other Fund. Such exchanges will be executed on the basis of the relative net asset values of the Shares exchanged. Exchanges will be subject to a sales charge, representing the difference between the sales charge already paid, if any, on a Fund held and the sales charge applicable to a direct purchase of the Fund being exchanged into. Under such circumstances, in order to receive a reduced sales charge, the Shareholder must notify the Transfer Agent or Distributor that a sales charge was originally paid and provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification.



  The Shares exchanged must have a current value that equals or exceeds the minimum investment that is required (either the minimum amount required for initial or subsequent investments as the case may be) for the Fund whose Shares are being acquired. The exchange privilege is only available in states where the exchange may legally be made. An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a taxable gain or loss. A Shareholder may make an exchange request by calling the Funds at
(877) 945-3863 or by providing written instructions to the Funds. An investor should consult the Distributor for further information regarding exchanges. During periods of significant economic or market change, telephone exchanges may be difficult to complete. If a shareholder is unable to contact the Funds by telephone, a shareholder may also mail the exchange request to the Distributor at the address listed under "HOW TO PURCHASE AND REDEEM SHARES". The Funds reserve the right to modify or terminate the exchange privilege described above at any time and to reject any exchange request. If an exchange request in good order is received by the Funds by the last Valuation Time, on any Business Day, the exchange usually will occur on that day. Any shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange. This option will be suspended for a period of 30 days following a telephonic address change.



  The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.



REDEMPTION OF SHARES


  Shareholders may redeem their Fund Shares on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions may ordinarily be requested by mail or by telephone.

  Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the Fund.

REDEMPTION BY MAIL


  A written request for redemption must be received by the Fund in order to honor the request. The Fund's address is: P.O. Box 182301, Columbus, Ohio 43218-2301. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply:
(1) the redemption check is payable to the Shareholder(s) of record and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the Account Application. There is no charge for having redemption requests mailed to a designated bank account.

  If the Fund receives a redemption order but a shareholder has not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such cases, the Fund will request the missing information and process the order on the day such information is received.


REDEMPTION BY TELEPHONE


  Shares may be redeemed by telephone if the Shareholder selected that option on the Account Application. The Shareholder may have the proceeds mailed to his or her address or mailed or sent electronically to a commercial bank account previously designated on the Account Application. Electronic payment requests may be made by the Shareholder by telephone to the number on the front of the prospectus. For a wire redemption, the then-current wire redemption charge may be deducted from the proceeds of a wire redemption. This charge, if applied, will vary depending on the receiving institution for each wire redemption. It is not necessary for Shareholders to confirm telephone redemption requests in writing. During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Fund by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Mail". Neither the Distributor, the Transfer Agent, the Adviser, nor the Fund will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Fund's telephone transaction procedures, upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account.

  This option will be suspended for a period of 30 days following a telephonic address change.


AUTO WITHDRAWAL PLAN


  The Auto Withdrawal Plan enables Shareholders to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal for the Fund is $100. To participate in the Auto Withdrawal Plan, Shareholders should call the number on the front of the prospectus for more information. Purchases of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions the request must be made in writing to the Distributor.


PAYMENTS TO SHAREHOLDERS


  Redemption orders are effected at the net asset value per Share of the Fund next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within the settlement requirements defined in the Securities Exchange Act of 1934 after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Fund will attempt to honor requests from Shareholders for next day payments upon redemption if the request is received by the Distributor before the Valuation Time on a Business Day or if the request for redemption is received after the Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.


  At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares, which delay may be for up to 15 days. The Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.



  Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares), the account (other than a retirement account) of such Shareholder has a value of less than $500. Before the Fund exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $500.


  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION--Matters Affecting Redemption" in the Statement of Additional Information for examples of when the Fund may, under applicable law and regulation, suspend the right of redemption if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act.

                              DIVIDENDS AND TAXES


DIVIDENDS



  The Fund intends to declare its net investment income annually as a dividend to Shareholders at the close of business on the day of declaration, and generally will pay such dividends annually. The Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the Fund at net asset value as of the ex-dividend date, unless the Shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Fund at P.O. Box 182301, Columbus, Ohio 43218-2301, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends for the Fund are paid in cash no later than seven business days after a Shareholder's complete redemption of his or her Shares of the Fund.

  If a Shareholder elects to receive distributions from the Fund in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, such cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


FEDERAL TAXES


  The following discussion is intended for general information only. Investors should consult with their tax adviser as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state or local law.

  The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund qualifies as a regulated investment company and timely distributes all of its income, the Fund generally will not pay any U.S. federal income or excise tax.

  Dividends paid out of the Fund's investment company taxable income (including dividends, taxable interest and net short-term capital gains), whether received in cash or reinvested in additional shares, will be taxable to a U.S. Shareholder as ordinary income. A portion of the Fund's income may consist of dividends paid by U.S. corporations. Therefore, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Properly designated distributions of net capital gains will generally be taxable to Shareholders as long-term capital gain, regardless of how long a Shareholder has held Fund shares.

  A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year to Shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Each year the Fund will notify Shareholders of the tax status of dividends and distributions.

  Investments in securities that are issued at a discount will result each year in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities. Such income generally will, however, have to be distributed to Shareholders on a timely basis.

  Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a taxable capital gain or loss. In some cases, Shareholders will not be permitted to take sales charges into account in determining the amount of gain or loss realized on the disposition of their shares. See "Additional Tax Information" in the Statement of Additional Information.

  The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all reportable dividends and capital gain distributions (as well as redemptions), payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

  Further information relating to tax consequences is contained in the Statement of Additional Information.


STATE AND LOCAL TAXES


  The Group is organized as a Massachusetts business trust and, under current law, neither the Group nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund qualifies as a regulated investment company under the Code.

  Distributions from the Fund may be subject to state and local taxes. Distributions of the Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by the Fund which is attributable to interest from obligations of the U.S. Government and its agencies, authorities and instrumentalities, and the particular tax consequences to them of an investment in the Fund, including the application of state and local tax laws.

                            MANAGEMENT OF THE GROUP



TRUSTEES OF THE GROUP


  Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's funds. There are currently four Trustees, of whom one is an "interested person" of the Group within the meaning of that term under the 1940 Act. The Group will be managed by the Trustees in accordance with the laws of Massachusetts governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

  The Trustees receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services, LP receives fees from the Fund for acting as Administrator and, as the Fund's Distributor, may receive fees for certain distribution services. BISYS Fund Services Ohio, Inc. receives fees from the Fund for providing certain fund accounting services and BISYS Fund Services, Inc. receives fees for acting as Transfer Agent.


INVESTMENT ADVISER


  Willamette Asset Managers, Inc., 220 NW 2nd Avenue, Suite 950, Portland, Oregon 97209, is the investment adviser for the Fund and supervises the portfolio management services provided by the Sub-Adviser. The Adviser is an affiliate of Phillips & Company Securities, Inc. ("Phillips"), and Willamette Securities, Inc., registered broker-dealers. The Adviser provides portfolio management services to Willamette Value Fund, another series of the Group that commenced operations in May, 1998.


  For the services provided and expenses assumed pursuant to its investment advisory agreement with the Group, the Adviser receives a fee computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets, reflecting a voluntary waiver. Without that waiver, the Adviser would be entitled to fees at an annual rate of 1.20% based on the Fund's average daily net assets. Out of this fee, the Adviser pays the fees of the Sub-Adviser. The waiver of such fee will cause the yield of the Fund to be higher than it would otherwise be in the absence of such a waiver.



SUB-ADVISER



  The Bank of New York is the Fund's Sub-Adviser. The Sub-Adviser, which has its principal offices at 1 Wall Street, New York, NY 10286, is New York's first bank, founded by Alexander Hamilton in 1784, and is one of the largest commercial banks in the United States, having over $66.6 billion in assets at December 31, 1998. It is the leading retail bank in the greater New York suburban area, having 363 branches as of December 31, 1998. As of December 31, 1998, the Sub-Adviser provided administrative or advisory services for approximately $48.4 billion in assets.



  John C. Lui, Vice President, is responsible for the day-to-day portfolio management of the Fund. Mr. Lui has been employed by the Adviser for the past four years as an institutional equity manager, and is responsible for managing various investments in equity securities on behalf of the Sub-Adviser's institutional clients. He also serves as portfolio manager to the Small Cap Growth Fund, a series of BNY Hamilton Funds. From 1993 to 1995, Mr. Lui was employed by Barclays Global Asset Management, where he managed global equity and bond portfolios. For 13 years prior to 1993, Mr. Lui was employed by the Sub-Adviser as a Group Head of its

International Personal Asset Management division. He was responsible for managing the assets of foreign high net worth individuals, institutional investors, and Far Eastern clients in the United States securities markets.

  The Sub-Adviser manages the investments of the Fund, subject to supervision by the Adviser and the Trustees. The Sub-Adviser is responsible for all purchases and sales of the Fund's portfolio securities. The Sub-Adviser's fee accrues daily and is payable by the Adviser monthly at the annual rate of 0.45% of the Fund's average daily net assets.


ADMINISTRATOR AND DISTRIBUTOR


  BISYS is the administrator for the Fund and also acts as the Fund's principal underwriter and distributor ("Administrator" or "Distributor", as the context indicates). BISYS Fund Services L.P. is wholly-owned by The BISYS Group, Inc. 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Fund, the Administrator receives a fee computed daily and paid periodically, calculated at an annual rate of 0.20%, based on the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. The Administrator may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of the Fund to be higher than it would otherwise be in the absence of such a waiver.

  The Distributor acts as agent for the Fund in the distribution of its Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives certain fees pursuant to the Fund's Service and Distribution Plan (see "Distribution Plan", below).


EXPENSES AND PORTFOLIO TRANSACTIONS


  The Adviser, the Sub-Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser, sub-adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Adviser pays the fees of the Sub-Adviser. The Fund bears all its expenses, including organization costs; costs of securities and brokerage; distribution plan fees; costs of issuing and redeeming shares; fees to the Adviser, Administrator, Fund Accounting Agent, Transfer Agent and Custodian; legal and independent auditor fees; fees and costs of regulatory compliance; taxes, insurance and interest expenses; printing, communication and other general operating expenses; and any litigation and other extraordinary costs related to its operation. The Fund also bears an allocated portion of Trust expenses, including a portion of independent Trustees' fees.

  The policy of the Fund, regarding placing orders for purchases and sales of securities for its portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Sub-Adviser effects transactions with those brokers and dealers whom the Sub-Adviser believes provide the most favorable prices and are capable of providing efficient executions. Subject to the foregoing, transactions for the Fund may be executed through Phillips & Company Securities, Inc., an affiliate of the Adviser, and sales of Fund shares may be used as a factor in placing Fund portfolio transaction orders. If the Sub-Adviser believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or to the Adviser or Sub-Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Such information may be useful to the Adviser or Sub-Adviser in serving the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser or Sub-Adviser in carrying out its obligations to the Fund.

  Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commission charged by other broker-dealers in recognition of their research or execution services. In order to cause the Fund to pay such higher commissions, the Sub-Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Sub-Adviser's overall responsibilities to the Fund and its other clients. In reaching this determination, the Sub-Adviser will not attempt to place a specific dollar value on the brokerage and/or research services provided, or to determine what portion of the compensation should be related to those services.


DISTRIBUTION PLAN


  Pursuant to Rule 12b-1 under the 1940 Act, the Group has adopted a Service and Distribution Plan ("Plan"), under which the Fund is authorized to pay or reimburse BISYS Fund Services Limited Partnership, as Distributor, a periodic amount calculated at an annual rate not to exceed 0.50% of the average daily net assets of the Fund. Such amount may be used to pay broker-dealers and other institutions for administrative and shareholder services, and for distribution services (each such institution is hereafter referred to as a "Participating Organization"), pursuant to an agreement between BISYS Fund Services, Limited Partnership and the Participating Organization. Under the Plan, a Participating Organization may include BISYS Fund Services, Inc., its subsidiaries and its affiliates.


CUSTODIAN


  Union Bank of California, 475 Sansome Street, San Francisco, California 94111, will act as the Fund's custodian.


TRANSFER AGENCY AND FUND ACCOUNTING SERVICES


  BISYS Fund Services, Inc. ("BISYS Fund Services" or the "Transfer Agent"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Fund's transfer agent pursuant to a Transfer Agency Agreement for the Fund and receives a fee for such services. BISYS Fund Services Ohio, Inc. provides certain accounting services for the Fund pursuant to the Fund Accounting Agreement. See "MANAGEMENT OF THE COMPANY--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

                              GENERAL INFORMATION


DESCRIPTION OF THE GROUP AND ITS SHARES


  The Group was organized as a Massachusetts business trust on January 8, 1992. The Group consists of several funds organized as separate series of shares. Each share represents an equal proportionate interest in the fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, shareholders of each fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees. Funds with the same independent auditors may also vote as a group to ratify the selection of those auditors. However, shareholders of a particular fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that fund's investment advisory agreement.

  Overall responsibility for the management of the funds is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP--Trustees of the Group." Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  An annual or special meeting of shareholders is not generally required by the Declaration of Trust, the 1940 Act or other applicable authority. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

  The Group has undertaken that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. The Group will, to the extent required under the 1940 Act, assist shareholders in calling such a meeting. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


PERFORMANCE INFORMATION


  From time to time the Fund may advertise its average annual total return, aggregate total return, yield and distribution rate in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Fund's net investment income per share earned during a recent one-month period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

  Distribution rates will be computed by dividing the distribution per share of the Fund over a twelve-month period by its maximum offering price per share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, whereas yield does not include such items.

  Investors may also judge the performance of the Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies, to various mutual fund or market indices and to data prepared by various services which may be published by such services or by other services or publications. In addition to performance information, general information about the Fund that appears in such publications may be included in advertisements, sales literature and in reports to Shareholders.

  Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by broker-dealers or other third parties with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted.

  Additional information regarding the investment performance of the Fund will be contained in the annual report of the Fund which, when available, may be obtained without charge by writing or calling the Fund.


                              RELATED PERFORMANCE



  The Fund's investment objectives and policies are substantially similar to those of BNY Small Cap Growth Fund ("BNY Fund"), a series of BNY Hamilton Funds which is the successor (through an acquisition of all the assets) to CIF Emerging Growth Fund ("CIF Fund"), a private trust fund that was advised by the Sub-Adviser. The following chart shows the comparison of the performance of BNY Fund (including its predecessor CIF Fund) and a comparable index. The average annual total return figures for BNY Fund have not been audited.



40.00%............................
30.00%............................
20.00%............................                                           17.14%*   14.74%**
10.00%............................                       13.02%*  10.22%**
 0.00%............................   7.55%*    1.23%**
                                         ONE YEAR           FIVE YEARS        SINCE INCEPTION
                                    ------------------   -----------------   ------------------



---------------



 * BNY Fund


** Russell 2000 Index



                                                                         RUSSELL 2000
                                                             BNY FUND    GROWTH INDEX
                                                             --------    ------------
Average annual total return after one year.................    7.55%         1.23%
Average annual total return after five years...............   13.02%        10.22%
Average annual total return since inception*...............   17.14%        14.74%


---------------


* The CIF Fund changed its investment objective in the fourth quarter of 1990. Historical return prior to that time would not be representative of its current management style of BNY Fund.



  The performance results presented above are those of BNY Fund (including its predecessor CIF Fund) and are not performance results of the Fund. These results should not be interpreted as indicative of the future performance of the Fund.



  The investment objective, policies and strategies of BNY Fund (including its predecessor) are substantially similar to those of the Fund, although unlike the Fund, and BNY Fund since it acquired the assets of CIF Fund on 4/1/97, CIF Fund was not subject to certain investment limitations, tax restrictions, diversification requirements and other restrictions imposed by law upon mutual funds, which, if applicable to CIF Fund, might have adversely affected performance.

  CIF Fund's performance results reflect reinvestment of dividends. In addition, because CIF Fund was not subject to advisory or administrative expenses usually associated with mutual funds, the performance results for the period from 1990 to the transfer to BNY Fund on 4/1/97 have been adjusted to reflect the deduction of the aggregate advisory, administrative and other expenses described in this prospectus as being applicable to the Fund. Performance shown conforms to the standards established by the Association for Investment Management and Research.


  The Russell 2000 Index is an unmanaged index of common stocks, and cannot be invested in directly. The Index does not take into account fees and expenses.


THE YEAR 2000 ISSUE


  The Fund relies extensively on various computer systems in carrying out their business activities, including the computer systems employed by the Adviser, the Sub-Adviser, Administrator and Distributor, the Transfer Agent, the Fund Accounting Agent and the Custodian (collectively, "Service Providers"). In this connection, the Fund is aware of the so-called "Year 2000 Issue" which involves the potential problems that may be confronted by computer systems users commencing on the day after December 31, 1999, when computers using date-sensitive software must be able to properly identify the year 2000 and subsequent dates in their systems. In the event that a computer system fails to make the proper identification of the year 2000 and subsequent dates, this could result in a system failure or miscalculations causing disruptions of operations such as pricing errors and account maintenance failures. The Fund is working with the Service Providers to take steps that are reasonably designated to address the Year 2000 Issue with respect to the computer systems relied upon by the Fund. The Fund has no reason to believe that these steps will not be sufficient to avoid any material adverse impact on the Fund, although there can be no assurance of this. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Fund and the Service Providers at this time but could have a material adverse impact on the operations of the Fund and the Service Providers.


MISCELLANEOUS


  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent auditors.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to the Fund" means the consideration received by the Fund upon the issuance or sale of its shares, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the Fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets, as well as expenses that are not specific to one or more funds, in any manner it deems fair and equitable among all funds of the Group. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

  Inquiries regarding the Funds may be directed in writing to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Willamette Asset Managers, Inc.
220 NW 2nd Avenue, Suite 950
Portland, Oregon 97209

SUB-ADVISER


The Bank of New York


1 Wall Street


New York, New York 10286


ADMINISTRATOR AND
DISTRIBUTOR

BISYS Fund Services, LP

3435 Stelzer Road
Columbus, Ohio 43219
LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006
INDEPENDENT AUDITORS
Ernst & Young LLP
10 West Broad Street
Suite 2300
Columbus, Ohio 43215
CUSTODIAN
Union Bank of California
475 Sansome Street, 15th Floor
San Francisco, California 94111
TABLE OF CONTENTS


                                               PAGE
                                               ----
Prospectus Summary...........................    2
Fee Table....................................    3
Investment Objectives, Policies and
  Risk Factors of the Fund...................    4
Investment Restrictions......................   13
Valuation of Shares..........................   14
Pricing of Fund Shares.......................   15
Quantity Discounts in the Sales Charges......   16
Minimum Purchase Requirements................   17
How to Purchase and Redeem Shares............   17
Dividends and Taxes..........................   21
Management of the Group......................   24
General Information..........................   27


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE GROUP OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

WIL0002


                                   WILLAMETTE

                                   SMALL CAP
                                     GROWTH

                                      FUND
                         WILLAMETTE ASSET MANAGERS LOGO
                                ---------------

                         PROSPECTUS DATED APRIL 1, 1999


                                ---------------

                            BISYS FUND SERVICES, LP

                         ADMINISTRATOR AND DISTRIBUTOR

                              WILLAMETTE VALUE FUND

                        WILLAMETTE SMALL CAP GROWTH FUND

                            Investment Portfolios of

                               The Coventry Group


                       Statement of Additional Information

                                April 1, 1999


     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses for the Willamette Value Fund and Willamette Small Cap Growth Fund ("Funds") dated May 22, 1998 and
April 1, 1999, respectively ("Prospectuses"). Each Fund is a separate investment portfolio of The Coventry Group (the "Group"), an open-end management investment company. This Statement of Additional Information is incorporated in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 713-4276.

     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective.

                               TABLE OF CONTENTS
                               -----------------
                                                                    Page
                                                                    ----

THE COVENTRY GROUP  . . . . . . . . . . . . . . . . . . . . . . .     1

INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . .     1
         Additional Information on Portfolio Instruments  . . . .     1
         Investment Restrictions  . . . . . . . . . . . . . . . .    15
         Portfolio Turnover . . . . . . . . . . . . . . . . . . .    17

NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . .    17

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . .    19
         Matters Affecting Redemption . . . . . . . . . . . . . .    19

MANAGEMENT OF THE GROUP . . . . . . . . . . . . . . . . . . . . .    20
         Trustees and Officers  . . . . . . . . . . . . . . . . .    20
         Investment Adviser and Sub-Adviser . . . . . . . . . . .    24
         Portfolio Transactions . . . . . . . . . . . . . . . . .    26
         Banking Laws . . . . . . . . . . . . . . . . . . . . . .    28
         Administrator  . . . . . . . . . . . . . . . . . . . . .    28
         Distributor  . . . . . . . . . . . . . . . . . . . . . .    32
         Custodian  . . . . . . . . . . . . . . . . . . . . . . .    35
         Transfer Agency and Fund Accounting Services . . . . . .    36
         Independent Auditors . . . . . . . . . . . . . . . . . .    37
         Legal Counsel  . . . . . . . . . . . . . . . . . . . . .    37

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . .    37
         Description of Shares  . . . . . . . . . . . . . . . . .    37
         Vote of a Majority of the Outstanding Shares . . . . . .    38
         Additional Tax Information . . . . . . . . . . . . . . .    38
         Yields and Total Returns . . . . . . . . . . . . . . . .    48
         Performance Comparisons  . . . . . . . . . . . . . . . .    51
         Principal Shareholders . . . . . . . . . . . . . . . . .    52
         Miscellaneous  . . . . . . . . . . . . . . . . . . . . .    52

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . .    53

APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1

                      STATEMENT OF ADDITIONAL INFORMATION


                               THE COVENTRY GROUP


     The Coventry Group (the "Group") is an open-end management investment company which issues its Shares in separate series. Each series of Shares relates to a separate portfolio of assets. This Statement of Additional Information deals with the portfolios called Willamette Value Fund ("Value Fund") and Willamette Small Cap Growth Fund ("Growth Fund") (collectively, "Funds"). Willamette Asset Managers, Inc. ("Adviser") serves as investment adviser to both Funds. The Bank of New York ("Sub-Adviser") manages the assets of Growth Fund. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses of the Funds. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of the Funds should be made without first reading the Prospectuses.


                        INVESTMENT OBJECTIVE AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

     The following policies supplement the investment objective and policies of the Funds as set forth in the Prospectuses.

     BANK OBLIGATIONS. Each Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

     Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, provided that (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Bank Insurance Fund or the Savings Association Insurance Fund.

     COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

     A Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an "NRSRO"). A Fund may also invest in commercial paper that is not rated but is determined by the Adviser or Sub-Adviser under guidelines established by the Group's Board of Trustees, to be of comparable quality.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Adviser or Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

     VARIABLE AND FLOATING RATE NOTES. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Adviser or Sub-Adviser under guidelines approved by the Group's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser or Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser or Sub-Adviser believes that the credit risk with respect thereto is minimal.


     FOREIGN INVESTMENTS. The Funds may invest in certain obligations or securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), other similar depositary receipts, Yankee Obligations, and U.S. dollar denominated securities issued by foreign branches of U.S. and foreign banks. These investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

     Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Funds to currency fluctuation risks.

     FUTURES CONTRACTS. As discussed in the Prospectus, each Fund may invest in futures contracts and options thereon (stock index futures contracts or interest rate futures or options) to hedge or manage risks associated with the Fund's securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to the market value of the futures contract, is deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.


     Successful use of futures by a Fund is also subject to the Adviser's or Sub-Adviser's ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser or Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

     The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     CALL OPTIONS. Each Fund may write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Adviser or Sub-Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.


     A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. A Fund will write only covered call options and will normally not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering all call options would exceed 15% of the market value of its net assets.

     Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Funds' Custodian.


     The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser or Sub-Advisr, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.


     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

     Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

     A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.


     SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may invest in securities issued by the other investment companies. Each Fund currently intends to limit its investments in accordance with applicable law. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same investment adviser. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

     REPURCHASE AGREEMENTS. Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Adviser or Sub-Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Group believes that, under the regular procedures normally in effect for custody of the Funds' securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day's notice (as used herein, "Business Day" shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders' and custodial fees in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of the Adviser, the Sub-Adviser, the Administrator or the Distributor, unless permitted by applicable law.


Investment Restrictions

-----------------------

     The following are fundamental investment restrictions of each Fund.

     Each Fund has elected to qualify as a diversified series of the Trust.

     Additionally, neither Fund may:

     borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

     purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

     purchase   physical   commodities   or   contracts   relating  to  physical
commodities;

     make loans to other persons, except (i) loans of portfolio securities, and
(ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

Portfolio Turnover
------------------

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. The turnover rate for each Fund is not expected to exceed 75%.

                                 NET ASSET VALUE

     As indicated in the Prospectus, the net asset value of Shares of each Fund is determined and the Shares are priced as of the Valuation Time on each Business Day of the Company. A "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day except days on which there are not sufficient changes in the value of a Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, the NYSE is closed on New

Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     Portfolio equity securities for which market quotations are readily available are valued based upon their last sales prices in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgment of the Adviser or Sub-Adviser under the supervision of the Group's Board of Trustees.


     Among the factors that will be considered, if they apply, in valuing portfolio securities held by a Fund are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.


     As noted, the Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by the Group under the general supervision of the Group's Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser or Sub-Adviser from time to time.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Matters Affecting Redemption
----------------------------

     Fund Shares are sold on a continuous basis by BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and BISYS Fund Services has agreed to use appropriate efforts to solicit all purchase orders.

     The Group may suspend the right of redemption or postpone the date of payment for Shares with respect to a Fund during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension for the protection of security holders of the Group or a Fund, or (d) the Commission has determined that an emergency exists as a result of which (i) disposal by the Group or a Fund of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group or a Fund to determine the fair value of its net assets.

     The Group may redeem Shares of a Fund involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "HOW TO PURCHASE AND REDEEM SHARES" in the Prospectus.

                             MANAGEMENT OF THE GROUP

Trustees and Officers
---------------------

     Overall responsibility for management of the Group rests with its Board of Trustees, which is elected by the Shareholders of the Group. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

     The names of the Trustees and officers of the Group, their addresses, ages and principal occupations during the past five years are as follows:

                                            Position(s)
                                            Held With                         Principal Occupation
 Name, Address and Age                      the Group                         During Past 5 Years
 ---------------------                      -----------                       -------------------

 Walter B. Grimm*                           Chairman, President and           From June 1992 to present,
 3435 Stelzer Road                          Trustee                           employee of BISYS Fund Services,
 Columbus, Ohio  43219                                                        from 1987 to June 1992, President
 Age:  52                                                                     of Leigh Investments (investment
                                                                              firm).

 Maurice G. Stark                           Trustee                           Retired.  Until December 31,
 505 King Avenue                                                              1994, Vice President-Finance and
 Columbus, Ohio 43201                                                         Treasurer, Battelle Memorial
 Age:  62                                                                     Institute (scientific research
                                                                              and development service
                                                                              corporation).

 Michael M. Van Buskirk                     Trustee                           From June 1991 to present,
 37 West Broad Street                                                         Executive Vice President of The
 Suite 1001                                                                   Ohio Bankers' Association (trade
 Columbus, Ohio 43215                                                         association); from September 1987
 Age:  50                                                                     to June 1991, Vice President -
                                                                              Communications, TRW Information Systems
                                                                              Group (electronic and space engineering).

                                            Position(s)
                                            Held With                         Principal Occupation
 Name, Address and Age                      the Group                         During Past 5 Years
 ---------------------                      -----------                       -------------------

 John H. Ferring IV                         Trustee                           From 1979 to present,
 105 Bolte Lane                                                               President and owner of Plaze, Inc.,
 St. Clair, Missouri 63077                                                    St. Clair, Missouri
 Age:  45


 J. David Huber                             Vice President                    From June, 1987 to present,
 3435 Stelzer Road                                                            employee of BISYS Fund Services.
 Columbus, Ohio 43219
 Age:  51

 Jennifer J. Brooks                         Vice President                    From October, 1988 to present,
 3435 Stelzer Road                                                            employee of BISYS Fund Services.
 Columbus, Ohio  43219
 Age:  32

 Paul Kane                                  Treasurer                         From December 1997 to present, employee
 3435 Stelzer Road                                                            of BISYS Fund Services; from March 1985 to
 Columbus, Ohio 43219                                                         December 1997, Director of Shareholder
 Age:  41                                                                     Reporting for Fidelity Investments.

 George L. Stevens                          Secretary                         From September 1996 to present,
 3435 Stelzer Road                                                            employee of BISYS Fund Services;
 Columbus, Ohio 43219                                                         from September 1995 to September
 Age:  47                                                                     1996, Independent Consultant;
                                                                              from September 1989 to September
                                                                              1995, Senior Vice President, AmSouth
                                                                              Bank, N.A.

                                            Position(s)
                                            Held With                         Principal Occupation
 Name, Address and Age                      the Group                         During Past 5 Years
 ---------------------                      -----------                       -------------------
 Alaina V. Metz                             Assistant Secretary               From 1995 to present, employee of
 3435 Stelzer Road                                                            BISYS Fund Services; from May
 Columbus, Ohio 43219                                                         1989 to June 1995, employee of
 Age:  30                                                                     Alliance Capital Management.

----------------------------

     *Mr. Grimm is considered to be an "interested person" of the Group as defined in the 1940 Act.

     As of the date of this Statement of Additional Information, the Group's officers and Trustees, as a group, own less than 1% of either Fund's outstanding Shares.

     The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS FS receives fees from the Funds for acting as Administrator and may receive fees pursuant to the Distribution and Shareholder Services Plan and the Administrative Services Plan. BISYS Fund Services Ohio, Inc. receives fees from the Funds for acting as transfer agent and for providing certain fund accounting services. Messrs. Huber, Kane, Stevens, Grimm, Ms. Metz and Ms. Brooks are employees of BISYS.

     Trustees of the Group not affiliated with BISYS Fund Services receive from the Group an annual fee of $1,000, plus $2,250 for each regular meeting of the Board of Trustees attended and $1,000 for each special meeting of the Board attended in person and $500 for other special meetings of the Board attended by telephone, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with BISYS Fund Services do not receive compensation from the Group.


Investment Adviser and Sub-Adviser
----------------------------------


     Investment advisory services for the Funds are provided by Willamette Asset Managers, Inc., 220 NW 2nd Avenue, Suite 950, Portland, Oregon 97209. Pursuant to an Investment Advisory Agreement dated as of May 22, 1998 (the "Value Agreement"), the Adviser has agreed to provide investment advisory services to Value Fund as described in the Prospectus of Value Fund. For the services provided pursuant to the Value Agreement, Value Fund pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of Value Fund's average daily net assets, of 1.00%. The Adviser may periodically waive all or a portion of its advisory fee to increase the net income of Value Fund available for distribution as dividends.

     The Adviser provides general management supervision to Growth Fund pursuant to an Investment Advisory Agreement dated as of April 1, 1999 ("Growth Agreement"). For services provided under the Growth Agreement, Growth Fund pays the Adviser a fee computed daily and paid monthly at an annual rate, as calculated a percentage of Growth Fund's average daily net assets, of 1.20%. Out of its fees from Growth Fund, the Adviser pays the fee of the Sub-Adviser.

     Unless sooner terminated, the Value Agreement and the Growth Agreement will continue in effect until May 22, 2000 and March 31, 2001, respectively, and from year to year thereafter, if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the applicable Fund (as defined under "INVESTMENT RESTRICTIONS" in the Prospectuses), and a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act of any party to the Agreement by votes cast in person at a meeting called for such purpose. Each Agreement is terminable at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of Value Fund, or by the Adviser. Each Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

     Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.


     The Bank of New York, 48 Wall Street, New York, New York 10286, provides portfolio management services, as Sub-Adviser, to Growth Fund pursuant to a Sub-Investment Advisory Agreement with the Group and the Adviser, dated as of April 1, 1999. For its services to Growth Fund, the Adviser pays the Sub-Adviser a fee computed daily and paid monthly at an annual rate calculated as a percentage of Growth Fund's average daily net assets, of 0.45%. The Sub-Investment Advisory AGreement will continue in effect, unless sooner terminated, until March 31, 2001, and has provisions for continuation and termination similar to those of the Investment Advisory Agreements. The Sub-Investment Advisory Agreement may also be terminated by the Adviser.



The Value Agreement was approved by both the Trustees and the independent Trustees at a meeting held February 28, 1998. The Growth Agreement and the Sub-Investment Advisory Agreement were so approved at a meeting held November 13, 1998.

Portfolio Transactions
----------------------

     Pursuant to the Investment Advisory Agreements and the Sub-Investment Advisory Agreement, the Adviser and Sub-Adviser determine, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute the Funds' portfolio transactions. Certain purchases and sales of portfolio securities with respect to the Funds are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser and Sub-Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

     Investment decisions for the Funds are made independently from those for other accounts managed by the Adviser and the Sub-Adviser. Any such account may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser or Sub-Adviser believes to be equitable to the applicable Fund and such other account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other accounts in order to obtain best execution.


Administrator
-------------


     BISYS serves as administrator ("Administrator") to the Funds pursuant to a Management and Administration Agreement dated May 22, 1998 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser and Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement, the Custodian under the Custodian Agreement and by BISYS Fund Services Ohio under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

     Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Funds with the Funds' preparation of their Annual and Semi-Annual Reports to Shareholders and their Registration Statement; compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by the Adviser, under the Investment Advisory Agreements, by the Sub-Adviser under the Sub-Advisory Agreement, by the Custodian under the Custodian Agreement or by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement or Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.


     The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to the lesser of (1) a fee calculated daily and paid periodically, at the annual rate equal to 0.13% of the first $250 million, 0.115% of the next $250 million, 0.095% of the next $250 million, and 0.08% over $750 million of each

Fund's average daily net assets or (2) such other fee as may be agreed upon in writing by the Group and the Administrator. The Administrator may periodically waive all or a portion of its fee with respect to each Fund in order to increase the net income of the Fund available for distribution as dividends.

     Unless sooner terminated as provided therein, the Administration Agreement will continue in effect until May 31, 2001. The Administration Agreement thereafter shall be renewed automatically for successive three-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Distributor
-----------

     BISYS Fund Services L.P. serves as distributor to the Funds pursuant to the Distribution Agreement dated May 22, 1998, (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect with respect to a Fund until May 31, 2000, if such continuance is approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding Shares of the Fund and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of any assignment, as defined in the 1940 Act.

     In its capacity as Distributor, BISYS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives no compensation under the Distribution Agreement with the Group, but may receive compensation from each Fund under the Service and Distribution Plan described below.

     As described in the Prospectus, the Group has adopted a Service and Distribution Plan for each Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to pay the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates or subsidiaries incur (with all of the foregoing organizations being referred to as "Participating Organizations") for providing administration, distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into with the Distributor. The Plan authorizes each Fund to make payments to the Distributor in an amount not to exceed, on an annual basis, 0.50% of the Fund's average daily net assets. Each Fund is authorized to pay a Shareholder Service Fee of up to 0.25% of its average daily net assets. As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan ("Independent Trustees") at meetings held on February 19, 1998 (Value Fund) and November 13, 1998 (Growth Fund). The Plan may be terminated with respect to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Shares of the Fund. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. However, any change in the Plan that would materially increase the distribution cost to a Fund requires approval by that Fund's Shareholders. For so long as the Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or, with respect to a Fund, by vote of a majority of the outstanding Shares of that Fund. The Plan will continue in effect with respect to a Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Plan should be implemented or continued. In addition, for each Fund, the Trustees, in approving the Plan, must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

     The Board of Trustees of the Group believes that the Plan is in the best interests of each Fund since it encourages Fund growth. As the Fund grows in size, certain expenses, and, therefore, total expenses per Share, may be reduced and overall performance per Share may be improved.

Custodian
---------

     Union Bank of California, 475 Sansome Street, San Francisco, California 94111, serves as the Funds' custodian.

Transfer Agency and Fund Accounting Services
--------------------------------------------

     BISYS Fund Services, Inc. serves as Transfer Agent and Dividend Disbursing Agent ("BISYS Fund Services Ohio" or the "Transfer Agent") for the Funds, pursuant to the Transfer Agency Agreement dated May 22, 1998. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with the Funds' Shareholders of record: maintenance of shareholder records for each of the Funds' Shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based, in part, on the number of shareholders of record.

     In addition, BISYS Fund Services Ohio, Inc. provides certain fund accounting services to the Funds pursuant to the Fund Accounting Agreement dated

May 22, 1998. BISYS Fund Services Ohio receives a fee from each Fund for such services in an amount computed daily and paid periodically at an annual rate of three one-hundredths of one percent (.03%) of the Fund's average daily net assets. Under such Agreement, BISYS Fund Services Ohio maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

Independent Auditors
--------------------

     Ernst & Young LLP, 10 West Broad Street, Suite 2300, Columbus, Ohio 43215, has been selected as independent auditors for the Funds for the fiscal year ended March 31, 1999. William R. Wasco will perform an annual audit of each Fund's financial statements and provide other services related to filings with respect to securities regulations. Reports of their activities will be provided to the Group's Board of Trustees.

Legal Counsel
-------------

     Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, is counsel to the Group.

                             ADDITIONAL INFORMATION

Description of Shares
---------------------

     The Group is a Massachusetts business trust, organized on January 8, 1992. The Group's Declaration of Trust is on file with the Secretary of State of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are Shares of beneficial interest, with a par value of $0.01 per share. The Group consists of several funds organized as separate series of Shares. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of Shares.

     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of

Additional Information, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, Shareholders of each fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution, subject to any differential class expenses.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding Shares of that fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for funds having the same independent accountants), the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Group voting without regard to individual funds. Rule 18f-3 under the 1940 Act provides that Shareholders of each class shall have exclusive voting rights on matters submitted to Shareholders relating solely to distribution and shareholder service arrangements.

     Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Group. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Group for acts or obligations of the Group, which are binding only on the assets and property of the Group, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Group or the Trustees. The Declaration of Trust provides for indemnification out of Group property for all loss and expense of any shareholder held personally liable for the obligations of the Group. The risk of a shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations, and thus should be considered remote.

Vote of a Majority of the Outstanding Shares
--------------------------------------------

     As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of a Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Fund.

Additional Tax Information
--------------------------

     TAXATION OF THE FUND. Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of

1986, as amended (the "Code").

     To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and any net tax-exempt interest income each taxable year.

     As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December to Shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     DISTRIBUTIONS. Dividends paid out of a Fund's investment company taxable income generally will be taxable to a U.S. Shareholder as ordinary income. A portion of each Fund's income may consist of dividends paid by U.S. corporations and, accordingly, a portion of the dividends paid by a Fund may be eligible for the corporate dividends-received deduction. Properly designated distributions of net capital gains, if any, generally are taxable to Shareholders as long-term capital gains, regardless of how long the Shareholder has held the Fund's Shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the net asset value of a Share of the particular Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

     Distributions by a Fund reduce the net asset value of the Fund's shares. Should a taxable distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless would be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

     DISCOUNT SECURITIES. Investments by a Fund in securities that are issued at a discount will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which a Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

     Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired after April 30, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

     OPTIONS AND HEDGING TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option is added to the basis of the purchased security.

     Certain options in which a Fund may invest are "section 1256 contracts". Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to Shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to Shareholders, and which will be taxed to them as ordinary income or capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

     Unless certain constructive sales rules (discussed more fully above) apply, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which a Fund held the security used to close the short sale. In addition, a Fund's holding period of any security, which is substantially identical to that which is sold short, may be reduced or eliminated as a result of the short sale. Recent legislation, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by a Fund, thereby requiring current recognition of gain, as described more fully above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

     The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options and other hedging transactions.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Each Fund may invest in shares of foreign corporations (including through ADRs) which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market a Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     SALE OF SHARES. Upon the sale or other disposition of Fund Shares, or upon receipt of a distribution in complete liquidation of a Fund, a Shareholder generally will realize a taxable capital gain or loss which may be eligible for reduced capital gains tax rates, generally depending upon the Shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Fund Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the Shareholder with respect to such Shares.

     In some cases, Shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the Shareholder subsequently acquires Shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of Shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the Shares exchanged all or a portion of the sales charge incurred in acquiring those Shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired Shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

     FOREIGN WITHHOLDING TAXES. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

     BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all reportable payments, including dividends, capital gain distributions and redemptions payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

     FOREIGN SHAREHOLDERS. The tax consequences to a foreign Shareholder of an investment in a Fund may be different from those described herein. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

     OTHER TAXATION. The Group is organized as a Massachusetts business trust and, under current law, neither the Group nor any fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each fund continues to qualify as a regulated investment company under Subchapter M of the Code.

     Fund Shareholders may be subject to state and local taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

Yields and Total Returns

------------------------

     YIELD CALCULATIONS. As summarized in the Prospectus of the Funds under the heading "PERFORMANCE INFORMATION", yields on Fund Shares will be computed by dividing the net investment income per share (as described below) earned by a Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The net investment income per share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                       a - b
                          Yield = 2 [(------- + 1)exp(6)  - 1]
                                        cd

Where:           a        =       dividends and interest earned during the
                                  period.

                 b        =       expenses accrued for the period (net of
                                  reimbursements).

                 c        =       the average daily number of Shares
                                  outstanding during the period that were
                                  entitled to receive dividends.

                 d        =       maximum offering price per Share on the last
                                  day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held by the Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

     Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

     During any given 30-day period, the Adviser, the Sub-Adviser, Administrator or Distributor may voluntarily waive all or a portion of their fees with respect to a Fund. Such waiver would cause the yield of that Fund to be higher than it would otherwise be in the absence of such a waiver.


     TOTAL RETURN CALCULATIONS. As summarized in the Prospectus of the Funds under the heading "PERFORMANCE INFORMATION", average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in Shares immediately rather than paid to the investor in cash. A Fund computes the average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

         Average Annual                      ERV
           Total Return           =       [(------)exp (1/n) - 1]
                                              P

Where:           ERV              =        ending redeemable value at the end
                                           of the period covered by the
                                           computation of a hypothetical $1,000
                                           payment made at the beginning of the
                                           period.

                   P              =        hypothetical initial payment of
                                           $1,000.

                   n              =        period covered by the computation,
                                           expressed in terms of years.

     A Fund computes its aggregate total return by determining the aggregate compounded rate of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

         Aggregate Total                      ERV
            Return                =        [(------] - 1]
                                               P

                 ERV              =        ending redeemable value at the end
                                           of the period covered by the
                                           computation of a hypothetical
                                           $1,000 payment made at the
                                           beginning of the period.

                 P                =        hypothetical initial payment of
                                           $1,000.

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Performance Comparisons
-----------------------


     Investors may judge a Fund's performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds or Ibbotson Associates, Inc. Comparisons may also be made to indices or data published in IBC/Donaghue's MONEY FUND REPORT, a nationally-recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, and U.S.A. Today. In addition to performance information, general information about the Funds that appears in a publication, such as those mentioned above, may be included in advertisements and in reports to Shareholders. The Funds may also include in advertisements and reports to Shareholders information comparing the performance of the Adviser or the Sub-Adviser to other investment advisers; such comparisons may be published by or included in Nelsons Directory of Investment Managers, Roger's, Casey/PIPER Manager Database, CDA/Cadence, or Chase Global Data and Research.


     Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not be directly comparable to bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of the quality, composition and maturity of a Fund's portfolio, as well as expenses allocated to a Fund. Fees imposed upon customer accounts by third parties for cash management services will reduce a Fund's effective yield to customers.

     From time to time, the Funds may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

Miscellaneous
-------------


     The Funds may include information in their Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for the Funds or (4) describes investment management strategies for the Funds. Such information is provided to inform Shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of the Adviser, the Sub-Adviser, and/or Group officers regarding expected trends and strategies.

    The Financial Statements of the Willamette Value fund appearing in the Semi-Annual (unaudited) report to Shareholders for the period ended September 30, 1998, are incorporated herein by reference.

     Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Shareholders owning not less than 10% of the outstanding Shares of the Group entitled to vote may cause the Trustees to call a special meeting, including for the purpose of considering the removal of one or more Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Group's outstanding shares. The Declaration of Trust provides that the Trustees will assist shareholder communications to the extent required by Section 16(c) of the 1940 Act in the event that a Shareholder request to hold a special meeting is made.

     The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of any prescribed fee.

     The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.


                                    APPENDIX


     The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") and Duff & Phelps, Inc. ("D&F"). Set forth below is a description of the relevant ratings of each such NRSRO. The description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the three highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Description of the three highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Description of the three highest long-term debt ratings by D&P;

         AAA Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+ High credit quality Protection factors are strong. AA Risk is modest but may vary slightly from time to time AA- because of economic conditions.

         A+      Protection factors are average but adequate.  However,
         A       risk factors are more variable and greater in periods of
         A-      economic stress.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                 - Leading market positions in well-established industries.

                 -       High rates of return on Fund employed.

                 - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                 - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                 -       Well-established access to a range of
                         financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayments of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     D&P's description of the short-term debt ratings (D&P incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category);

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                                     PART C
                                     ------

                                OTHER INFORMATION
                                -----------------

Item 24.         Financial Statements and Exhibits
--------         ---------------------------------

                 (a)      Financial Statements
                          --------------------
                          1.

                             Statement of Assets and Liabilities (unaudited) dated September 30, 1998

                             Statement of Operations (unaudited) dated September 30, 1998

                             Statement of Changes in Net Assets (unaudited) dated September 30, 1998

                 (b)      Exhibits
                          --------

                          (1)     Declaration of Trust(1)

                          (2)     (a)      By-Laws(1)


                                  (b) Form of Establishment and Designation of Series of Shares(3)


                          (3)     Not Applicable

                          (4) Certificates for Shares are not issued. Articles IV, V, VI and VII of the Declaration of Trust, previously filed as Exhibit 1 hereto, define rights of holders of Shares.


                          (5)     (a)     Investment Advisory Agreement between
                                          Registrant and Willamette Asset
                                          Managers, Inc.

                                  (b)     Sub-Advisory Agreement between
                                          Willamette Asset Managers and
                                          Bank of New York.


                          (6) Distribution Agreement between Registrant and BISYS Fund Services, Limited Partnership(2)

                          (7)     Not Applicable

                          (8) Custodian Agreement between Registrant and Union Bank of California.(1)

                          (9)     (a)      Administration Agreement between the
                                           Registrant and BISYS Fund Services,
                                           Limited Partnership.(2)

                                  (b)      Fund Accounting Agreement between
                                           the Registrant and BISYS Fund
                                           Services Ohio, Inc.(2)

                                  (c)      Transfer Agency Agreement between
                                           the Registrant and BISYS Fund
                                           Services, Inc.(2)

                          (10)    Opinion and Consent of Counsel(2)

                          (11)    Not Applicable

                          (12)    Not Applicable

                          (13)    Not Applicable

                          (14)    Not Applicable


                          (15)    Amended Service and Distribution Plan(3)


                          (16)    Not Applicable


                          (17) The Financial Data Schedule regarding the Willamette Value Funds Semi-Annual (unaudited) report dated September 30, 1998.


                          (18)    Not Applicable

------------------
1. Filed with initial Registration Statement on January 8, 1992.

2. Incorporated by reference to Post-Effective Amendment No. 33 to Registrant's Registration Statement (File No. 33-44964) filed electronically with the Securities and Exchange Commission on March 13, 1998.


3. Incorporated by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement (File No. 33-44964) filed electronically with the Securities and Exchange Commission on December 17, 1998.


Item 25.         Persons Controlled by or Under Common Control with Registrant
--------         -------------------------------------------------------------

                 Not applicable.

Item 26.         Number of Record Holders
--------         ------------------------

                 Not applicable.

Item 27.         Indemnification
--------         ---------------

                 Article IV of the Registrant's Declaration of Trust states as follows:

         Section 4.3.  Mandatory Indemnification.
         ------------  --------------------------

         (a) Subject to the exceptions and limitations contained in paragraph
         (b) below:

                 (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

                 (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or officer:

                 (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                 (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                 (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                          (A) by the court or other body approving the settlement or other disposition; or

                          (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (1) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office acts on the matter) or (2) written opinion of independent legal counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                 (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                 (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.         Business and Other Connections of Investment Adviser and its
--------         ------------------------------------------------------------
                 Officers and Directors
                 ----------------------


                 Name & Address              Position with WAM        Principal Occ. for past 5 yrs.
                 --------------              -----------------        ------------------------------
                 James T. Smith              CEO                      Compliance Officer(1995)
                 220 NW 2nd #950                                      and CFO(1997) for Phillips
                 Portland, OR 97209                                   & Co. Securities, Inc. Joined
                                                                      Phillips & Co. in 10/94. From
                                                                      10/92 to 9/94 was the Sup. of
                                                                      payroll & billing services for
                                                                      Interim Services, Inc.

                 S. Christopher Clark        Director/Owner           Executive VP(1993) and
                 220 NW 2nd #950                                      Managing Director(1997) for
                 Portland, OR 97209                                   Phillips & Co. Securities, Inc.

                 Timothy C. Phillips         Director/Owner           CEO of Phillips & Co.
                 220 NW 2nd #950                                      Securities, Inc. since
                 Portland, OR 97209                                   February 1992.

* The business address of Phillips & Co. Securities, Inc. is 220 N.W. 2nd #950, Portland, Oregon 97209


                 Business and Other Connections of Sub-Adviser
                 ---------------------------------------------


Name                              Title/Company
----                              -------------
Richard Barth..................   Retired; Formerly Chairman and Chief Executive
                                  Officer of Ciba-Geigy Corporation (diversified chemical products)

Frank J. Biondi, Jr............   Chairman and Chief Executive Office of
                                  Universal Studios (diversified entertainment operator)

Harold E. Sells................   Retired; Formerly Chairman and Chief Executive
                                  Office of Woolworth Corporation (retailing)

William R. Chaney..............   Chairman and Chief Executive Officer of
                                  Tiffany & Co., (international designers, manufacturers and distributors of jewelry and fine goods)

Ralph E. Gomory................   President of Alfred P. Sloan Foundation, Inc.
                                  (private foundation)

Richard J. Kogan...............   President and Chief Executive Officer of
                                  Schering-Plough Corporation (manufacturer of pharmaceutical and consumer products)

John A. Luke, Jr...............   Chairman, President and Chief Executive
                                  Officer of Westvaco Corporation (manufacturer of paper, packaging, and specialty chemicals)

John C. Malone.................   President and Chief Executive Officer of
                                  Tele-Communications, Inc., (cable television multiple system operator)

Donald L. Miller...............   Chief Executive Officer and Publisher of Our
                                  World News, LLC (media)

H. Barclay Morley..............   Retired; Formerly Chairman and Chief Executive
                                  Officer of Stauffer Chemical Company
                                  (chemicals)

Catherine A. Rein..............   Senior Executive Vice President of
                                  Metropolitan Life Insurance Company (insurance and financial services)

Item 29.       Principal Underwriter
--------       ---------------------

               (a) BISYS Fund Services, Limited Partnership ("BISYS Fund Services") acts as Distributor and Administrator for Registrant. BISYS Fund Services also distributes the securities of Alpine Equity Trust, The ARCH Fund, Inc., American Performance Funds, AmSouth Mutual Funds, The BB&T Mutual Funds Group, The Coventry Group, ESC Strategic Funds, Inc., The Eureka Funds, Governor Funds, Gradison Custodian Trust, Gradison Growth Trust, Gradison-McDonald Cash Reserves Trust, Gradison-McDonald Municipal Custodian Trust, Fifth Third Funds, Hirtle Callaghan Trust, HSBC Funds Trust and HSBC Mutual Funds Trust, INTRUST Funds Trust, The Infinity Mutual Funds, Inc., The Kent Funds, Magna Funds, Meyers Investment Trust, MMA Praxis Mutual Funds, M.S.D.& T. Funds, Pacific Capital Funds, The Parkstone Advantage Funds, Pegasus Funds, Puget Sound Alternative Investment Series Trust, Republic Advisor Funds Trust, Republic Funds Trust, Sefton Funds Trust, SSgA International Liquidity Fund, Summit Investment Trust, Variable Insurance Funds, The Victory Portfolios, The Victory Variable Insurance Funds, Vintage Mutual Funds, Inc., each of which is an open-end management investment company.

               (b) Partners of BISYS Fund Services, as of June 30, 1997, were as follows:

                                                   Positions and                     Positions and
Name and Principal                                 Offices with                      Offices with
Business Address                                   BISYS Fund Services               Registrant
----------------                                   -------------------               ----------

BISYS Fund Services Inc.                           Sole General Partner              None
3435 Stelzer Road
Columbus, Ohio  43219

WC Subsidiary Corporation                          Sole Limited Partner              None
150 Clove Road
Little Falls, New Jersey  07424

The BISYS Group, Inc.                              Sole Shareholder                  None
150 Clove Road
Little Falls, New Jersey  07424


               (c)  Not Applicable.

Item 30.       Location of Accounts and Records
--------       --------------------------------

               The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Willamette Asset Managers, Inc.

               220 NW 2nd Avenue, Suite 950, Portland, Oregon 97209, (records relating to its function as Adviser), The Bank of New York, 1 Wall Street, New York, New York 10286 (records relating to its functions as Sub-Adviser), BISYS Fund Services, Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as General Manager, Administrator and Distributor), and BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as Transfer Agent).


Item 31.       Management Services
--------       -------------------

               Not  Applicable.

Item 32.       Undertakings.
--------       -------------

               (a)  Not Applicable.

               (b)  Not Applicable.

               (c) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge, in the event that the information called for by Item 5A of Form N-1A has been presented in the Registrant's latest annual report to shareholders.

               (d) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the shareholders communications provisions of
                    Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this filing satisfies the requirements for filing pursuant to rule 485(b) and duly caused this Post-Effective Amendment No. 45 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 30th day of March, 1999.



                                           THE COVENTRY GROUP


                                           By:  WALTER B. GRIMM
                                                -----------------------------
                                                Walter B. Grimm, President***


 By: Jeffrey L. Steele
     --------------------------------------
     Jeffrey L. Steele, as attorney-in-fact


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


Signature                           Title                          Date
---------                           -----                          ----


WALTER B. GRIMM                Chairman, President            March 30, 1999
---------------------          and Trustee
Walter B. Grimm***             (Principal Executive
                               Officer)

JOHN H. FERRING IV             Trustee                        March 30, 1999
---------------------
John H. Ferring IV**

MAURICE G. STARK               Trustee                        March 30, 1999
---------------------
Maurice G. Stark*

MICHAEL M. VAN BUSKIRK         Trustee                        March 30, 1999
----------------------
Michael M. Van Buskirk*



PAUL KANE                      Treasurer
---------------------          (Principal
Paul Kane                      Financial and
                               Accounting Officer)

By:  Jeffrey L. Steele
    ---------------------------

Jeffrey L. Steele, as attorney-in-fact
--------------------------------------

* Pursuant to power of attorney filed with Pre-Effective Amendment No. 3 on April 6, 1992.
** Pursuant to power of attorney filed with Post-Effective Amendment No. 39 on July 31, 1998.
***      Pursuant to power of attorney filed with Post-Effective
         Amendment No. 26 on May 1, 1996.